UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2010

COLONIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	0-51385	90-0183739
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
Identification No.)		of Incorporation)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 205-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On March 18, 2010, the Board of Directors of Colonial Bank, FSB, the wholly-owned subsidiary of Colonial Bankshares, Inc., approved the payment of discretionary bonuses to the following executive officers, who are the “Named Executive Officers” of Colonial Bankshares, Inc., in the following amounts:

Name and Title	Amount
Edward J. Geletka, President and	$19,581
Chief Executive Officer

L. Joseph Stella, III, Executive Vice President	$13,575
and Chief Financial Officer

William F. Whelan, Executive Vice President	$12,831
and Chief Operations Officer

Item 9.01.	Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLONIAL BANKSHARES, INC.

DATE: March 19, 2010	By:	/s/ L. Joseph Stella, III
L. Joseph Stella, III
Executive Vice President and Chief Financial Officer